================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ADDvantage Media Group, Inc.
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                         ADDVANTAGE MEDIA GROUP, INC.
                            5100 EAST SKELLY DRIVE
                          MERIDIAN TOWER, SUITE 1080
                             TULSA, OKLAHOMA 74135

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1998


To the Stockholders of
 ADDVANTAGE MEDIA GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ADDvantage Media Group, Inc., an Oklahoma corporation (the "Company"), will be held in the Meridian Tower Conference Room, 4th Floor, Meridian Tower, 5100 East Skelly Drive, Tulsa, Oklahoma, on Thursday, May 28, 1998, at 10:00 a.m., local time, for the following purposes:

     1. To elect six directors for one year terms;

     2. To consider and act upon a proposal to approve the ADDvantage Media Group, Inc. 1998 Incentive Stock Plan;

     3. To consider and act upon a proposal to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as the independent auditors of the Company for 1998; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 24, 1998, as the record date for the meeting, and only holders of shares of Common Stock and Series A Preferred Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

                                    By Order of the Board of Directors,



                                    Lynnwood R. Moore, Jr.
                                    Secretary

Tulsa, Oklahoma
April 28, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         ADDVANTAGE MEDIA GROUP, INC.
                            5100 EAST SKELLY DRIVE
                          MERIDIAN TOWER, SUITE 1080
                             TULSA, OKLAHOMA 74135

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1998


                    SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ADDvantage Media Group, Inc., an Oklahoma corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 28, 1998, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying proxy were first forwarded on or about April 28, 1998, to stockholders of record as of April 24, 1998.

     If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Annual Meeting. If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder's shares will be voted in accordance with such choice.
If no choice is indicated, such shares will be voted "FOR" (a) the election of all of the nominees for directors listed below under "Election of Directors,"
(b) approval of the 1998 Incentive Stock Plan and (c) the ratification of the appointment of the independent auditors. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Company will bear the entire cost of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy. Such cost will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or other means by the Board of Directors or the Company's employees who will not be additionally compensated therefor but may be reimbursed for their out-of-pocket expenses in connection therewith.


                         STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record at the close of business on April 24, 1998 (the "Record Date"), will be entitled to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 5,906,584 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 227,750 shares of Series A Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company. Each share of Common Stock and Preferred Stock is entitled to one vote. There is no cumulative voting with respect to the election of directors.

     The presence in person or by proxy of the holders of a majority of the aggregate shares of Common Stock and Preferred Stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the

Company. Abstentions from voting, which may be specified on each proposal except the election of directors, will have the effect of a negative vote. A broker non-vote will have no effect on the outcome of the election of directors, approval of the 1998 Incentive Stock Plan or the ratification of the appointment of the Company's independent auditors.


                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Stockholder action will be requested at the Annual Meeting with respect to the election of each of the current members of the Board of Directors of the Company (the "Board of Directors") for a one year term expiring at the 1999 Annual Meeting of Stockholders. The By-laws (the "By-laws") of the Company provide that the Board of Directors shall consist of not less than one nor more than nine directors, as determined from time to time by resolution of the Board of Directors. The number of directors is currently fixed at six. The term of all of the current members of the Board of Directors, consisting of J Larre Barrett, John W. Condon, Charles H. Hood, Steven C. Oden, Stephen G. Smith and Gary W. Young will expire at the Annual Meeting, and the accompanying proxy solicits your vote for each of the current directors.

     The Board of Directors has nominated J Larre Barrett, John W. Condon, Charles H. Hood, Steven C. Oden, Stephen G. Smith and Gary W. Young for election as directors. All nominees are presently directors of the Company. The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of all the nominees for director. Should any nominee named herein become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in such proxy will vote for the election of such other person or persons as the Board of Directors may recommend. The Company knows of no reason why any of the nominees will be unavailable or unable to serve. The affirmative vote of the holders of a majority of the aggregate shares of Common Stock and Preferred Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR DIRECTORS.

NOMINEES FOR DIRECTORS

     J Larre Barrett, age 59, was elected a director of the Company in January 1992. Mr. Barrett has served as a sales representative of the Company since April 1, 1997. From January 1997 until April 1997, Mr. Barrett was self-employed as a corporate media consultant. From December 1994 through December 1996, he served as Vice President of Decker Communications, Inc., a consulting firm dealing with communication and skills building. From March 1993 to December 1994, Mr. Barrett served as Vice President of Sales for Dorna USA.
From 1989 to February 1993, he served as Vice President--Olympic Marketing Sales of CBS, Inc. Prior to this position, Mr. Barrett spent 24 years with the ABC Television Network, most recently serving as its Vice President of Sports Sales and Vice President of Olympic Marketing and Sales. Mr. Barrett received Bachelor of Journalism and Master of Arts in Radio/Television Sales & Management degrees from the University of Missouri.

     John W. Condon, age 62, has been a director of the Company since September 1989. He has been employed by United Graphics, Inc., a company specializing in pre-printing negatives and color separation, since 1964 and has served as its Executive Vice President since that time. Mr. Condon received a Bachelor of Science degree in Commerce with a major in Marketing from the University of Notre Dame.

     Steven C. Oden, age 46, was elected a director of the Company in April 1998. Since April 1998, Mr. Oden has served as Vice President, Marketing and Sales for Tulsa Winch, Inc., a manufacturing company. From April 1996 to April 1998, he served as Vice President, Sales and Marketing of the Company. From May 1988 to April 1996, he served as Vice President, Sales for Lowrance Electronics, a manufacturer of sonar and navigational equipment sold to retailers in the marine, sporting goods and avionics markets. From June 1983 to May 1988, he served as Sales Manager for Ramsey Industries, a manufacturer of winches, speed reducers, and transmissions sold to various commercial users and other winches and accessories sold to recreational markets. From 1974 to 1983, Mr. Oden served in various positions, including Sales Manager and International Sales Manager, with the Auto Crane Company, a manufacturer of electric and hydraulic cranes. Mr. Oden received Bachelor of Arts degrees in Business Administration and Psychology from Westminster College.

     Stephen G. Smith, age 50, was elected a director of the Company in March 1998. Since 1996, Mr. Smith has served as President of Sales Insights, Dallas, Texas, a consulting firm for the consumer packaged goods industry. He was employed from 1991 to 1996 at Helene Curtis USA, serving as Director of Customer Business from 1994 to 1996 and Director of Business Planning from 1991 to 1994. From 1989 to 1990, Mr. Smith served as National Sales Manager of the Toiletries Division of Alberto-Culver Company. He was employed by Procter & Gamble Distributing Company from 1970 through 1989, last serving as Group Marketing Manager--Wal-Mart Customer Team. Mr. Smith received a Bachelor of Science degree in Business from Iowa State University.

     Charles H. Hood, age 59, has served as Chairman, President and a director of the Company since its formation in September 1989. From 1987 to June 1990, he served as Chairman of the Board of Directors of Ackerman, Hood & McQueen, Inc., an advertising agency headquartered in Oklahoma, with offices located in Tulsa and Oklahoma City, Oklahoma, Dallas, Texas, Washington, D.C., Cleveland, Ohio and Fort Smith, Arkansas. From 1970 to 1987, Mr. Hood served as Chairman of the Board of Directors of Hood, Hope and Associates, Inc., an advertising agency he co-founded in 1970. Mr. Hood received a Bachelor of Journalism degree from the University of Missouri.

     Gary W. Young, age 56, joined the Company in December 1990 as Executive President--Finance and Administration and a director. Mr. Young is also the owner and President of Young Ideas Inc., a financial consulting and investment company he founded in 1987. From 1980 to 1986, he served as Executive Vice President and a Director of Geodyne Resources, Inc., an oil and gas acquisition and exploration company headquartered in Tulsa, Oklahoma. From 1970 to 1980, Mr. Young was Senior Vice President of Finance and Administration and a Director of Cotton Petroleum Corporation, a Tulsa, Oklahoma, based oil and gas exploration company. From 1963 to 1970, he was employed by Arthur Young & Company (now Ernst & Young), a national accounting firm. Mr. Young received a Bachelor of Science degree from Kansas State University and is a Certified Public Accountant.

COMPENSATION OF DIRECTORS

     During 1997, the Company's directors received no compensation for their services on the Board of Directors or any committee thereof. Beginning in 1998, the Company's outside directors will receive $12,000 annually for their services on the Board of Directors. Directors who are employees of the Company will receive no additional compensation for their services on the Board of Directors. In addition, directors will be eligible to receive awards under the 1998 Incentive Stock Plan discussed below under "Proposal Two" in the event the 1998 Incentive Stock Plan is approved by the Company's stockholders. All directors are reimbursed by the Company for out-of-pocket expenses incurred by them in connection with their service on the Board of Directors and any committee thereof. During 1997, J Larre Barrett and John W. Condon were each granted options to purchase 10,000 shares of Common Stock at an exercise price of $3.25 per share, the fair market value of the Company's Common Stock on the date of grant. In January 1998, the exercise price of these options was subsequently repriced to$2.00 per share, the fair market value of the Company's Common Stock on the repricing date.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1997, the Board of Directors held one meeting (all other action being taken by unanimous written consent). Each director attended all meetings of the Board and of the Committees on which he served during 1997. The Board of Directors has a standing Audit Committee and Compensation Committee.

     The Audit Committee is composed of Messrs. Condon and Smith. Prior to March 21, 1998, the Audit Committee was composed of Messrs. Barrett and Condon. The Audit Committee annually considers the qualifications of the independent auditors of the Company and makes recommendations to the Board of Directors on the engagement of the independent auditors. The Audit Committee also reviews with the independent auditors the scope and results of the Company's audits, compliance with any of the Company's written policies and procedures, the adequacy of the Company's system of internal accounting controls and the professional services furnished by the independent auditors to the Company. The Audit Committee met once during 1997.

     The Compensation Committee is composed of Messrs. Hood, Barrett and Condon. The Compensation Committee reviews and monitors performance of the officers of the Company and takes final action for and on behalf of the Board of Directors with respect to compensation and benefit provisions for the officers of the Company. The Compensation Committee met once during 1997.

     The Company does not have a standing nominating committee. Nominations of candidates for election as directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote at such meeting.


                                 PROPOSAL TWO

                                APPROVAL OF THE
                           1998 INCENTIVE STOCK PLAN

     The Board of Directors is requesting that the stockholders approve the ADDvantage Media Group, Inc. 1998 Incentive Stock Plan (the "Incentive Plan"). In January 1998, the Board of Directors adopted the Incentive Plan to provide officers, directors and key employees with equity incentives to promote the success of the Company, enable key employees to acquire equity interests in the Company and to enable the Company to attract and retain key employees. A copy of the Incentive Plan is attached to this Proxy Statement as Appendix A. A summary of the features of the Incentive Plan are outlined below. The affirmative vote of the holders of a majority of the aggregate shares of Common Stock and Preferred Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 INCENTIVE STOCK PLAN.

GENERAL

     The Incentive Plan provides for the grant or issuance of stock options or restricted stock to officers, directors, key employees and consultants of the Company. A total of 590,658 shares of Common Stock have initially been reserved for issuance under the Incentive Plan. The Incentive Plan provides, however, that the number of shares available for issuance is increased automatically without further action by the Board of Directors or stockholders of the Company to that number which, when added to the number of shares subject to grants or awards under the Incentive Plan, equals 10% of the number of outstanding shares of Common Stock (excluding for purposes of determining the number of shares available under the Incentive Plan all shares of Common Stock issued pursuant to the Incentive Plan).

ADMINISTRATION

     The Incentive Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Incentive Plan, establish appropriate rules and regulations relating to the Plan, and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which the awards will be granted, what type of award will be granted, the exercise price, the time or times during the term of each award within which all or a portion of such award may be exercised, the payment terms and method, expiration date and other terms of the award.

ELIGIBLE PARTICIPANTS

     Directors, officers, key employees and consultants of the Company who, in the determination of the Board of Directors, may make contributions to the growth, management and success of the Company, are eligible to participate in the Incentive Plan. There are approximately 25 employees and directors eligible to participate in the Incentive Plan.

SUMMARY OF AWARDS

     Stock Options. Stock options granted pursuant to the Incentive Plan will be nonstatutory stock options not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The exercise price of any option granted under the Incentive Plan will be determined by the Board of Directors. The exercise price of options granted under the Incentive Plan will be payable in cash, by the delivery to the Company of shares of Common Stock owned by the participant for a period of at least six months and having a fair market value on the date of exercise equal to the exercise price, or, if authorized by the Board of Directors, by (i) the withholding of shares issuable upon exercise in an amount having a fair market value on the date of exercise equal to the exercise price, (ii) a promissory note, (iii) delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price, or (iv) a combination of such methods. The vesting provisions and the exercise periods of the options are determined by the Board of Directors. A participant may elect to satisfy any federal, state or local tax withholding obligation relating to the exercise of an option by paying cash, authorizing the withholding of cash otherwise due the participant, or authorizing the Company to withhold shares of stock otherwise issuable to the participant upon exercise of such option.

     The Board of Directors may provide in the terms of any option granted to directors and employees for the automatic grant of "reload options" to replace any shares of Common Stock delivered to the Company to pay the exercise price of the option or any withholding tax. The exercise price of any such reload option will be fair market value of the Common Stock at the time shares are delivered to the Company, and the reload option will be exercisable for the remainder of the exercise period of the original option; provided, however, that the reload option will not be exercisable before the earlier of one year after its grant or the day prior to the expiration date of the original option. A participant may defer the receipt of shares otherwise issuable upon the exercise of a stock option by (i) delivering to the Board a written election to defer such receipt no later than six months before the date of exercise and (ii) paying the exercise price by delivering shares of Common Stock owned by the participant for a period of at least six months. The shares otherwise deliverable to a participant electing to defer the receipt thereof will be delivered to the Company for the participant's benefit and credited to a bookkeeping account. Any dividends or other distributions with respect to the deferred shares will be credited to the participant's account. The deferral may only be revoked by delivery of written notice of revocation before the exercise of the option for which a deferral election has previously been delivered.

     Restricted Stock Awards. The Incentive Plan also permits the Board of Directors to award shares of restricted stock to eligible participants. Shares of restricted stock will generally contain restrictions established by the Board of Directors that restrict such shares from being sold, assigned, transferred, pledged or otherwise encumbered during a specified period. Such restrictions may lapse in whole or in installments as the Board of Directors determines. Except for such restrictions on transfer and such other restrictions as the Board of Directors may impose, the participant will have all the rights of a holder of Common Stock as to such restricted stock, including the right to vote the shares and the right to receive any dividends. Upon a termination of employment for any reason during the restriction period, other than resignation for approved employment, death or disability, all shares still subject to restriction will be forfeited by the participant.

ADJUSTMENT PROVISIONS

     In the event of any change affecting the shares of Common Stock by reason of any recapitalization, stock dividend or split, consolidation or reclassification of shares, the Board of Directors may make any appropriate adjustments to the aggregate number of shares which may be issued under the Incentive Plan and the number and purchase price of shares subject to the outstanding awards granted under the Incentive Plan as it deems necessary to prevent accretion or protect against dilution.

CHANGE OF CONTROL

     In the event of a "change of control" of the Company as defined in the Incentive Plan, all outstanding awards under the Incentive Plan, regardless of any restrictions or limitations, become fully exercisable and freed of all restrictions. In such event, the Company will have the right to purchase all outstanding options issued under the Incentive Plan by paying the difference between the price per share established in the change of control and the exercise price. The acceleration of any outstanding awards and the grant of the right to purchase outstanding options in the event of a change of control may be viewed as anti-takeover provisions, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

TRANSFERABILITY

     No options or restricted stock granted or awarded under the Incentive Plan are transferable (including without limitation any assignment, pledge, hypothecation and creation of a lien or other security interest) otherwise than
(i) by will or the laws of descent and distribution, (ii) pursuant to qualified domestic relations orders, (iii) transfers to the Company, or (iv) by authorization of the Board of Directors of cashless exercise procedures with third parties to facilitate the exercise of any award under the Incentive Plan. The Board of Directors may permit awards to be transferred to and exercised by a participant's immediate family members, trusts of which the participant and immediate family members are the only beneficiaries or charitable institutions, pursuant to such terms and procedures the Board of Directors may establish.

TERMINATION AND AMENDMENT

     The Incentive Plan will terminate on the date the Board of Directors declares it terminated. The Incentive Plan may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     The Company believes that under present federal tax laws the following are the federal income tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for the participant or the Company. Upon exercising an option, the participant must generally recognize compensation income equal to the excess of the fair market value of the stock acquired on the date of exercise over the exercise price. The Company generally will be entitled to a deduction for the amount recognized as compensation income by the participant. Upon disposition of the shares acquired pursuant to the exercise of an option, the participant will generally recognize a capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares as of the date of exercise of the option. Such gain will be long or short-term depending on how long the shares have been held prior to disposition.

     Under the Incentive Plan, a participant who is granted a stock option may elect to defer the receipt of a portion of the shares of Common Stock otherwise deliverable upon the exercise of the option. Such election must be made in the manner prescribed in the Incentive Plan and the participant must pay the exercise price by delivery of shares of Common Stock held by the participant at least six months prior to exercise. A participant who makes such an election in accordance with the procedures established in the Incentive Plan will recognize no taxable income at the time of the exercise. Upon such a "deferred exercise," the participant will receive a number of shares of Common Stock that equals the number of shares delivered as payment of the exercise price. The participant will realize and recognize ordinary income, and the Company will be entitled to a deduction, in the amount of the value of the deferred shares when they are actually delivered to the participant in accordance with his or her deferral election. The value of the deferred shares at exercise will be subject to FICA, FUTA and Medicare tax. Any distributions made to the participant in respect of the deferred shares will be taxed to the participant as compensation income at the time of such distributions, and the amount of such distributions will be deductible by the Company.

     Upon the acquisition or receipt of shares of restricted stock under a restricted stock award, the recipient normally will recognize taxable ordinary income equal to the excess of the fair market value of the stock over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the earlier of the time at which the shares of stock become transferable or the vesting restrictions lapse. With respect to employees, the Company will generally be required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company will generally be entitled to a deduction equal to the ordinary income recognized by the recipient. Slightly different tax rules may apply with respect to recipients of restricted stock awards who are subject to Section 16 of the Exchange Act. In certain circumstances, a participant may elect to be taxed at the time of receipt of shares rather than at the time restrictions on transferability or the risk of forfeiture lapse with respect to such shares.

AWARDS GRANTED

     As of March 31, 1998, stock options to purchase a total of 180,000 shares at an exercise price of $2.00 per share had been granted under the Incentive Plan, subject to stockholder approval. All of these options were granted at the fair market value of the Common Stock on the date of grant. Options to purchase 90,000 shares of Common Stock were granted to each of Charles H. Hood, President and Chairman, and Gary W. Young, Executive Vice President. At April 24, 1998, the closing sales price of the Company's Common Stock on the Nasdaq SmallCap Market was $2.375. Future awards under the Incentive Plan are not yet determinable.


                                PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Tullius Taylor Sartain & Sartain LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998. Tullius Taylor Sartain & Sartain LLP has been the independent auditors of the Company since 1994. A proposal will be presented at the Annual Meeting asking the stockholders to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as the Company's independent auditors. Stockholder ratification of the appointment of the Company's independent auditors is not required by the By-laws or otherwise. However, the Board is submitting the appointment of Tullius Taylor Sartain & Sartain LLP to the stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of Tullius Taylor Sartain & Sartain LLP, the Board of Directors will reconsider the appointment. The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the approval of this proposal.

     A representative of Tullius Taylor Sartain & Sartain LLP will be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF TULLIUS TAYLOR SARTAIN & SARTAIN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1998.


                          PRINCIPAL STOCKHOLDERS AND
                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 31, 1998, the number and percentage of shares of Common Stock and Preferred Stock of the Company owned beneficially, by class and on a combined basis, by (i) each director and nominee for director of the Company, (ii) each executive officer named in the "Summary Compensation Table" below, (iii) all executive officers and directors as a group, and (iv) each person who is known by the Company to own beneficially more than 5% of the Common Stock or Preferred Stock. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers with respect to the shares.

                                            Common Stock                 Series A Preferred Stock(10)
                              --------------------------------------     -----------------------------
                                                                                                         Percentage of
      Name and Address          Number of Shares          Percent of      Number of Shares    Percent    Total Combined
    of Beneficial Owner       Beneficially Owned (1)       Class(1)      Beneficially Owned  of Class   Voting Power(10)
    -------------------       ----------------------      ----------     ------------------  ---------  ----------------
Charles H. Hood............           633,800(2)             10.2%             65,000          28.5%          10.9%
3254 East 75th Street
Tulsa, OK 74136

Gary W. Young..............           530,430(3)              8.5%             58,750          25.8%           9.1%
7417 South Florence
Tulsa, OK 74136

J Larre Barrett............           129,680(4)              2.2%              - -            - -             2.1%
1055 Hardscrabble Road
Chappaqua, NY  10514

John W. Condon.............           132,080(5)              2.2%             12,750           5.6%           2.3%
1748 E. 30th Place
Tulsa, OK 74114

Steven C. Oden.............            43,000(6)               *                - -            - -              *
5607 S. 77/th/ E. Ave.
Tulsa, OK 74145

Stephen G. Smith...........            50,000(7)               *                - -            - -              *
3008 Stanford Avenue
Dallas, TX 75225

Robert W. Davis............           170,150                 2.9%             56,875          25.0%           3.7%
3129 S. Columbia Circle
Tulsa, OK 74105

William S. Atherton........           235,000(8)              4.0%             12,500           5.5%           4.0%
759 Cal Cove Dr.
Fort Meyers, FL  33919

All executive officers and          1,553,990(9)             23.2%            136,500          59.9%          24.5%
directors as a group
(7 persons)

____________________

*    Less than one percent.

(1) Shares of Common Stock which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table or the percentage ownership of all officers and directors as a group.

(2) Includes 280,000 shares subject to stock options which are currently exercisable.

(3) Includes 330,000 shares subject to stock options which are currently exercisable.

(4) Includes 60,000 shares subject to stock options which are currently exercisable.

(5) Includes 35,000 shares subject to stock options which are currently exercisable.

(6) Includes 40,000 shares subject to stock options which are currently exercisable.

(7) Includes 50,000 shares subject to stock options which are currently exercisable.

(8) Includes 30,000 shares which represents Mr. Atherton's beneficial ownership interest in shares held by Atherton & Murphy Investment Company.

(9) Includes an aggregate of 830,000 shares subject to stock options which are currently exercisable.

(10) Each share of Preferred Stock is convertible into that number of shares of Common Stock determined by dividing the sum of $4.00 plus the amount of accrued but unpaid dividends, and accrued and unpaid interest thereon, by $4.00. Holders of Preferred Stock are entitled to vote on all matters together with the holders of Common Stock, and each share of Preferred Stock is entitled to the number of votes equal to the number of shares then issuable to the holder upon its conversion. Each share of Preferred Stock is presently entitled to one vote.


                            EXECUTIVE COMPENSATION

     The following table sets forth certain information for each of the fiscal years ended December 31, 1997, 1996 and 1995, with respect to the compensation paid for services rendered in all capacities to the Company by the Company's chief executive officer and each executive officer whose total compensation exceeded $100,000 during fiscal 1997.

                          SUMMARY COMPENSATION TABLE

                                    Annual Compensation                   Long-Term Compensation
                       -----------------------------------------------    ----------------------

                                                                           Number
                                                    Other                 of Shares
                                                    Annual   Restricted    Under-      Long-Term
                                                    Compen-    Stock       lying       Incentive
Name and                      Salary    Bonus       sation     Awards     Options       Payouts
Principal Position     Year   ($)       ($)         ($)(2)      ($)       Granted         ($)
---------------------  -----  -------   -------     ------   ----------   ---------    ---------

Charles H. Hood,        1997  150,000   150,000      6,688      -0-         -0-           -0-
  President and         1996  125,000   125,000      4,500      -0-        45,000         -0-
  Chairman              1995  106,250   143,750(1)  16,000      -0-        50,000         -0-

Gary W. Young,          1997  150,000   150,000      6,684      -0-         -0-           -0-
  Executive Vice        1996  106,250   125,000      4,500      -0-        45,000         -0-
  President             1995  106,250   143,750(1)  16,000      -0-        50,000         -0-

Steven C. Oden          1997  100,000    30,000      3,310      -0-         -0-           -0-
  Vice President,       1996   62,565    32,500      -0-        -0-        40,000         -0-
  Sales & Marketing     1995    N/A       N/A        N/A        N/A         N/A           N/A

________________

(1) Represents a cash bonus in the amount of $50,000 paid to each of Mr. Hood and Mr. Young and the fair market value at the date of award ($.625 per share) of 150,000 shares of Common Stock awarded to each of Mr. Hood and Mr. Young.

(2) Other annual compensation represents, in 1997 and 1996, Company contributions on behalf of each of the individuals to the Company's 401(k) Plan, and, in 1996, payments of a non-accountable expense allowance. Amounts do not include the value of perquisites or other personal benefits because the amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus.

OPTION GRANTS IN LAST FISCAL YEAR

     No stock options were granted by the Company to any of the named executive officers during the year ended December 31, 1997.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     There were no stock options exercised by the named executive officers during the year ended December 31, 1997. The following table sets forth information regarding the value of unexercised stock options held by each of the named executive officers as of the year ended December 31, 1997.

                     Number of Shares of Common          Value of Unexercised
                    Stock Underlying Unexercised        In-The-Money Options at
                   Options at December 31, 1997(#)      December 31, 1997($)(1)
                   -------------------------------    --------------------------
Name               Exercisable       Unexercisable    Exercisable  Unexercisable
-----------------  -----------       -------------    -----------  -------------
Charles H. Hood      190,000            -0-             $290,000       $ -0-

Gary W. Young        240,000            -0-             $374,375       $ -0-

Steven C. Oden        40,000            -0-             $ 10,000       $ -0-

------------

(1) Calculated by determining the difference between the fair market value of the Company's Common Stock as of December 31, 1997 ($2.0625 per share based on the last sales price on such date), and the exercise price of the underlying options.


                           CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

     In April 1997, the Company entered into an agreement with J Larre Barrett, a director of the Company, whereby Mr. Barrett agreed to serve as a sales representative to solicit advertising for the Shoppers Calculators from certain potential advertisers in consideration for a monthly retainer of $6,250. During 1997, the Company paid Mr. Barrett $56,250 pursuant to the agreement. The Company believes the terms of the agreement are no less favorable to the Company than if the Company had to secure the same services from a third party having the same or similar business experience and qualifications as Mr. Barrett.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and for fiscal 1997.

     To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during and with respect to fiscal 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and more than ten percent stockholders were complied with, except as follows: (a) Steven
C. Oden filed late an initial ownership report upon becoming an executive officer of the Company, and (b) John W. Condon filed late two reports, one report with respect to three transactions each involving the sale of shares of Common Stock and one report with respect to one transaction involving the sale of shares of Common Stock.


                                 OTHER MATTERS

MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If any other matter properly comes before the Annual Meeting for a stockholder's vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 5100 East Skelly Drive, Meridian Tower, Suite 1080, Tulsa, Oklahoma 74135, on or before December 29, 1998, to be considered for inclusion in the Company's proxy statement and accompanying proxy for that meeting.

                              By Order of the Board of Directors.



                              Lynnwood R. Moore, Jr.
                              Secretary
April 28, 1998
Tulsa, Oklahoma

                                     PROXY
                          ADDVANTAGE MEDIA GROUP, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles H. Hood and Gary W. Young as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of ADDvantage Media Group, Inc. (the "Company") held of record by the undersigned on April 24, 1998, at the Annual Meeting of Stockholders of the Company to be held on May 28, 1998, and at any and all adjournments or postponements thereof.

1.  Election of directors.
    [ ] FOR all nominees listed below (except as indicated to the contrary below and subject to the discretion of the proxies as provided herein).

            J Larre Barrett          John W. Condon          Charles H. Hood
            Steven C. Oden           Stephen G. Smith        Gary W. Young

    [ ]  WITHHOLD AUTHORITY to vote for all the nominees above.
         Instructions: To withhold authority for any individual nominee or nominees, write their name(s) here:

--------------------------------------------------------------------------------


2.  Proposal to approve the ADDvantage Media Group, Inc. 1998 Incentive Stock
    Plan.
                          [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

               (Continued and to be signed on the reverse side)







3. Proposal to approve the appointment of Tullius Taylor Sartain & Sartain, LLP as the independent auditors of the Company.
                          [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted FOR Proposals 1, 2 and 3. This Proxy is revocable at any time before it is exercised.


                                       IMPORTANT:  Please date this Proxy and
                                        sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                Dated:                              , 1998
                                      ------------------------------

                                Signature(s)
                                            -------------------------------

                                Signature(s)
                                            -------------------------------


 PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
            NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.